EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of Wellstone Filters, Inc.
(the "Company") on Form  10-QSB/A  for the  period  ending  September  30, 2003, as filed  with the Securities and Exchange  Commission on the date hereof
(the "Report"), I, Learned J. Hand, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and



                                    /s/ Learned J. Hand
                                    ---------------------------------------
                                    By:  Learned J. Hand
                                    Chief Executive Officer and Chief
                                    Financial Officer
                                    December 12, 2003